UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of stockholders on September 19, 2013 (the “Annual Meeting”) of Cinedigm Corp., f/k/a Cinedigm Digital Cinema Corp. (the “Company”), the stockholders of the Company approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”), and on September 25, 2013 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter (the “Charter Amendment”) pursuant to Section 242 of the Delaware General Corporation Law.  Pursuant to the Charter Amendment, the Company’s Charter was amended to change the name of the Company from Cinedigm Digital Cinema Corp. to Cinedigm Corp. The Company’s Class A Common Stock will continue to trade on the Nasdaq Global Market under the symbol “CIDM.”

The foregoing description is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on five proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.  Details of the voting are provided below:

Proposal 1:

To elect eight (8) members of the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	22,593,382	256,622	15,727,892
Adam M. Mizel	22,462,993	387,011	15,727,892
Gary S. Loffredo	22,581,482	268,522	15,727,892
Peter C. Brown	22,595,102	254,902	15,727,892
Wayne L. Clevenger	22,598,482	251,522	15,727,892
Matthew W. Finlay	22,519,482	330,552	15,727,892
Martin B. O’Connor II	22,598,482	251,522	15,727,892
Laura Nisonger Sims	22,370,293	479,711	15,727,892

Proposal 2:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company’s Certificate of Incorporation to change the name of the Company to Cinedigm Corp.	38,275,607	271,087	31,202	0

Proposal 3:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, by non-binding vote, executive compensation.	22,549,122	215,260	85,622	15,727,892

Proposal 4:
	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
To recommend, by non-binding vote, the frequency of executive compensation votes.	12,885,136	7,608,177	168,769	2,189,922	15,727,892

Proposal 5:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2014.	38,252,620	93,796	231,480	0

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment effective September 25, 2013 to Fourth Amended and Restated Certificate of Incorporation of Cinedigm Corp.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    September 25, 2013

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary

EXHIBIT INDEX
Exhibit Number	Description
3.1	Amendment effective September 25, 2013 to Fourth Amended and Restated Certificate of Incorporation of Cinedigm Digital Cinema Corp.